UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2015

Acadia Healthcare Company, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35331	45-2492228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

830 Crescent Centre Drive, Suite 610 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 861-6000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The purpose of this Current Report on Form 8-K is to file the following pro forma financial information of Acadia Healthcare Company, Inc. (the “Company”) and historical financial statements of CRC Health Group, Inc. (“CRC”) which are incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Financial Information of the Company and its Subsidiaries

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2014

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2015

•	Notes to Unaudited Pro Forma Condensed Combined Financial Information

Audited Consolidated Financial Statements of CRC

•	Independent Auditors’ Report

•	Consolidated Balance Sheets as of December 31, 2014 and 2013

•	Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012

•	Consolidated Statements of Comprehensive Loss for the years ended December 31, 2014, 2013 and 2012

•	Consolidated Statements of Changes in Equity (Deficit) for the years ended December 31, 2014, 2013 and 2012

•	Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012

•	Notes to Consolidated Financial Statements

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Unaudited Pro Forma Condensed Combined Financial Information

99.2	Audited Consolidated Financial Statements of CRC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

Date: May 4, 2015	By:	/s/ Christopher L. Howard
Christopher L. Howard
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Unaudited Pro Forma Condensed Combined Financial Information

99.2	Audited Consolidated Financial Statements of CRC